Exhibit 32.2

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(18 U.S.C. 1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of (18 U.S.C. 1350), the undersigned officer of The OLB Group, Inc., a Delaware corporation (the “Company”), does hereby certify, to the best of such officer’s knowledge and belief, that:

(1)	The amendment to the Annual Report on Form 10-K for the year ended December 31, 2025 (the “Form 10-K/A”) for the year ended December 31, 2025 (the “Form 10-K”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Form 10-K/A fairly presents, in all materials respects, the financial condition and results of operations of the Company.

Date: August 14, 2026	By:	/s/ Rachel Boulds
Rachel Boulds
Chief Financial Officer